     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 20, 1998



                                                      REGISTRATION NO. 333-46681

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------


                                AMENDMENT NO. 1


                                       TO

                                   FORM S-11
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                             ---------------------

                         CORRECTIONAL PROPERTIES TRUST
      (Exact Name of Registrant as Specified in its Governing Instruments)

                              4200 WACKENHUT DRIVE
                     PALM BEACH GARDENS, FLORIDA 33410-4243
                                 (561) 691-6644
  (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)

                              MR. CHARLES R. JONES
                              4200 WACKENHUT DRIVE
                     PALM BEACH GARDENS, FLORIDA 33410-4243
                                 (561) 691-6644
 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent for Service)
                             ---------------------


                                AMENDMENT NO. 1


                                       TO

                                    FORM S-3
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                             ---------------------

                       WACKENHUT CORRECTIONS CORPORATION
           (Exact Name of Co-Registrant as Specified in its Charter)

                              4200 WACKENHUT DRIVE
                     PALM BEACH GARDENS, FLORIDA 33410-4243
                                 (561) 622-5656
  (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)

                              JAMES P. ROWAN, ESQ.
                              4200 WACKENHUT DRIVE
                     PALM BEACH GARDENS, FLORIDA 33410-4243
                                 (561) 622-5656
 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent for Service)
                             ---------------------

                        Copies of all communications to:

              BRUCE I. MARCH, ESQ.                                 STEVEN L. LICHTENFELD, ESQ.
       AKERMAN, SENTERFITT & EIDSON, P.A.                               BATTLE FOWLER LLP
     ONE SOUTHEAST THIRD AVENUE, 28TH FLOOR                            75 EAST 55TH STREET
           MIAMI, FLORIDA 33131-1704                                 NEW YORK, NEW YORK 10022
                 (305) 374-5600                                           (212) 856-7000

                             ---------------------

    Approximate date of commencement of the proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.
    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]


=======================================================================================================================
                                                              PROPOSED            PROPOSED
                                                               MAXIMUM             MAXIMUM             AMOUNT OF
        TITLE OF SECURITIES              AMOUNT BEING      OFFERING PRICE         AGGREGATE           REGISTRATION
          BEING REGISTERED              REGISTERED(1)         PER SHARE       OFFERING PRICE(2)           FEE
-----------------------------------------------------------------------------------------------------------------------
Common Shares of Beneficial
  Interest, par value $.001 per
  share                                7,130,000 shares        $21.00           $149,730,000         $44,170.35(3)
=======================================================================================================================


(1) Includes 930,000 shares which may be purchased by the underwriters solely to cover over-allotments if any.
(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457 under the Securities Act.

(3) Previously paid.

                             ---------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
================================================================================

                                EXPLANATORY NOTE



     The sole purpose of this Amendment No. 1 to Registration Statement on Form S-11 and Amendment No. 1 to Registration Statement on Form S-3 is to file certain exhibits, as outlined in Item 36 hereto.

ITEM 36.  FINANCIAL STATEMENTS AND EXHIBITS



     (b) Exhibits:



EXHIBIT
NUMBER                           DESCRIPTION OF EXHIBITS
-------                          -----------------------
   1       --  Form of Underwriting Agreement**
   2       --  Form of Agreement of Sale and Purchase between Wackenhut
               Corrections Corporation and CPT Operating Partnership L.P.
   3.1     --  Declaration of Trust of Correctional Properties Trust*
   3.2     --  Form of Articles of Amendment and Restatement of Declaration
               of Trust of Correctional Properties Trust
   3.3     --  Bylaws of Correctional Properties Trust*
   3.4     --  Form of Amended and Restated Bylaws of Correctional
               Properties Trust
   3.5     --  Specimen of certificate representing the Common Shares
   4.1     --  Provisions defining the rights of shareholders are found in the Form of Amended and Restated Declaration of Trust and
               the Form of Amended and Restated Bylaws, respectively, of
               Correctional Properties Trust (included as Exhibits 3.2 and
               3.4 to the Registration Statement)
   4.2     --  Commitment for Arrangement of Bank Credit Facility and
               Financing with Summary of Terms and Conditions from
                           and             and accepted by Correctional
               Properties Trust**
   5.1     --  Opinion of Verable, Baetjer and Howard, LLP., regarding the validity of the Common Shares**
   8.1     --  Form of Opinion of Akerman, Senterfitt & Eidson, P.A.,
               regarding certain federal income tax matters
  10.1     --  Agreement of Limited Partnership of CPT Operating Limited
               Partnership L.P.
  10.2     --  Form of Master Agreement to Lease between CPT Operating
               Partnership L.P. and Wackenhut Corrections Corporation.
  10.3     --  Form of Lease Agreement between CPT Operating Partnership
               L.P. and Wackenhut Corrections Corporation
  10.4     --  Form Right to Purchase Agreement between Wackenhut
               Corrections Corporation and CPT Operating Partnership L.P.
  10.5     --  Form of Option Agreement between Wackenhut Corrections
               Corporation and CPT Operating Partnership L.P.
  10.6     --  Form of Trustee and Officer Indemnification Agreement
               between Correctional Properties Trust and its trustees and officers
  10.7     --  Form of Correctional Properties Trust 1998 Employee Share
               Incentive Plan**
  10.8     --  Form of Correctional Properties Trust Non-Employee Trustees'
               Share Option Plan**
  21       --  List of Subsidiaries of Correctional Properties Trust**
  23.1     --  Consent of Verable, Baetjer and Howard, LLP. (included in
               Exhibit 5.1)**
  23.2     --  Form of Consent of Akerman, Senterfitt & Eidson, P.A.
               (included in Exhibit 8.1)
  23.3     --  Consent of Arthur Andersen LLP*
  23.4     --  Consent of George R. Wackenhut to Become a Trustee*
  23.5     --  Consent of Richard R. Wackenhut to Become a Trustee*
  23.6     --  Consent of Anthony D. Travisono to Become a Trustee*
  23.7     --  Consent of Clarence E. Anthony to Become a Trustee*

EXHIBIT
NUMBER                           DESCRIPTION OF EXHIBITS
-------                          -----------------------
  23.8     --  Consent of James D. Motta to Become a Trustee*
  23.9     --  Consent of William M. Murphy to Become a Trustee*
  23.10    --  Consent of Robert R. Veach, Jr. to Become a Trustee*
  24       --  Powers of Attorney*


---------------


 * Previously filed


** To be filed by Amendment

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form S-11 to be signed on its behalf by the undersigned, thereunto duly approved, in the City of Palm Beach Gardens, State of Florida, on the day of March 20, 1998.


                                          CORRECTIONAL PROPERTIES TRUST

                                          By:     /s/ CHARLES R. JONES
                                            ------------------------------------
                                                      Charles R. Jones
                                             President, Chief Executive Officer
                                                         and Trustee


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                    TITLE                    DATE
                      ---------                                    -----                    ----
                          *                            Chairman of the Board             March 20, 1998
-----------------------------------------------------
                 Dr. George C. Zoley

                /s/ CHARLES R. JONES                   President and Chief Executive     March 20, 1998
-----------------------------------------------------    Officer and Trustee
                  Charles R. Jones                       (principal executive
                                                         officer)

                          *                            Vice President and Chief          March 20, 1998
-----------------------------------------------------    Financial Officer
                  Patrick T. Hogan                       (principal financial and
                                                         accounting officer)

*By:            /s/ CHARLES R. JONES
    ----------------------------------------------
                  Charles R. Jones
                  Attorney-in-fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, Wackenhut Corrections Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, State of Florida, on the 20th day of March, 1998.


                                          WACKENHUT CORRECTIONS CORPORATION

                                          By:     /s/ JOHN G. O'ROURKE
                                            ------------------------------------
                                                      John G. O'Rourke
                                             Senior Vice President -- Finance,
                                           Treasurer and Chief Financial Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the 20th day of March, 1998.


                  SIGNATURE                                        TITLE
                  ---------                                        -----

                      *                        Vice Chairman of the Board and Chief
---------------------------------------------    Executive
               George C. Zoley                   Officer (principal executive officer)

            /s/ JOHN G. O'ROURKE               Senior Vice President -- Finance, Treasurer
---------------------------------------------    and Chief Financial Officer (principal
              John G. O'Rourke                   financial officer)

                      *                        Controller, Chief Accounting Officer and
---------------------------------------------    Assistant Treasurer (principal accounting
              David N.T. Watson                  officer)

                      *                        Director
---------------------------------------------
             George R. Wackenhut

                      *                        Director
---------------------------------------------
            Richard R. Wackenhut

                      *                        Director
---------------------------------------------
              Norman A. Carlson

                      *                        Director
---------------------------------------------
            Benjamin R. Civiletti

                      *                        Director
---------------------------------------------
              Manuel J. Justiz

                  SIGNATURE                                        TITLE
                  ---------                                        -----

                      *                        Director
---------------------------------------------
               John F. Ruffle

*By:        /s/ JOHN G. O'ROURKE
    -----------------------------------------
              John G. O'Rourke
              Attorney-in-fact

                               INDEX TO EXHIBITS


                                                                             SEQUENTIALLY
EXHIBIT                                                                        NUMBERED
NUMBER                           DESCRIPTION OF EXHIBITS                         PAGE
-------                          -----------------------                     ------------
   1       --  Form of Underwriting Agreement**............................
   2       --  Form of Agreement of Sale and Purchase between Wackenhut
               Corrections Corporation and CPT Operating Partnership L.P...
   3.1     --  Declaration of Trust of Correctional Properties Trust*......
   3.2     --  Form of Articles of Amendment and Restatement of Declaration
               of Trust of Correctional Properties Trust...................
   3.3     --  Bylaws of Correctional Properties Trust*....................
   3.4     --  Form of Amended and Restated Bylaws of Correctional
               Properties Trust............................................
   3.5     --  Specimen of certificate representing the Common Shares......
   4.1     --  Provisions defining the rights of shareholders are found in the Form of Amended and Restated Declaration of Trust and
               the Form of Amended and Restated Bylaws, respectively, of
               Correctional Properties Trust (included as Exhibits 3.2 and
               3.4 to the Registration Statement)..........................
   4.2     --  Commitment for Arrangement of Bank Credit Facility and
               Financing with Summary of Terms and Conditions from
               and             and accepted by Correctional Properties
               Trust**.....................................................
   5.1     --  Opinion of Verable, Baetjer and Howard, LLP., regarding the validity of the Common Shares**.............................
   8.1     --  Form of Opinion of Akerman, Senterfitt & Eidson, P.A.,
               regarding certain federal income tax matters................
  10.1     --  Agreement of Limited Partnership of Correctional Properties
               Trust Operating Limited Partnership L.P.....................
  10.2     --  Form of Master Agreement to Lease between CPT Operating
               Partnership L.P. and Wackenhut Corrections Corporation......
  10.3     --  Form of Lease Agreement between CPT Operating Partnership
               L.P. and Wackenhut Corrections Corporation..................
  10.4     --  Form Right to Purchase Agreement between Wackenhut
               Corrections Corporation and CPT Operating Partnership L.P...
  10.5     --  Form of Option Agreement between Wackenhut Corrections
               Corporation and CPT Operating Partnership L.P...............
  10.6     --  Form of Trustee and Officer Indemnification Agreement
               between Correctional Properties Trust and its trustees and officers....................................................
  10.7     --  Form of Correctional Properties Trust 1998 Employee Share
               Incentive Option Plan**.....................................
  10.8     --  Form of Correctional Properties Trust Non-Employee Trustees'
               Share Plan**................................................
  21       --  List of Subsidiaries of Correctional Properties Trust**.....
  23.1     --  Consent of Verable, Baetjer and Howard, LLP. (included in
               Exhibit 5.1)**..............................................
  23.2     --  Form of Consent of Akerman, Senterfitt & Eidson, P.A.
               (included in Exhibit 8.1)...................................
  23.3     --  Consent of Arthur Andersen LLP*.............................
  23.4     --  Consent of George R. Wackenhut to Become a Trustee*.........
  23.5     --  Consent of Richard R. Wackenhut to Become a Trustee*........
  23.6     --  Consent of Anthony D. Travisono to Become a Trustee*........

                                                                             SEQUENTIALLY
EXHIBIT                                                                        NUMBERED
NUMBER                           DESCRIPTION OF EXHIBITS                         PAGE
-------                          -----------------------                     ------------
  23.7     --  Consent of Clarence E. Anthony to Become a Trustee*.........
  23.8     --  Consent of James D. Motta to Become a Trustee*..............
  23.9     --  Consent of William M. Murphy to Become a Trustee*...........
  23.10    --  Consent of Robert R. Veach, Jr. to Become a Trustee*........
  24       --  Powers of Attorney*.........................................


---------------


 * Previously Filed


** To be filed by Amendment